UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2020

WESTERN ASSET

PREMIER BOND FUND

(WEA)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality (commonly referred to as “junk bonds”) at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund expects that the average effective duration of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time. Trust preferred interests and capital securities are considered bonds and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Premier Bond Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Premier Bond Fund for the six-month reporting period ended June 30, 2020. Please read on for Fund performance information during the Fund’s reporting period.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd., Western Asset Management Company Ltd and Legg Mason Partners Fund Advisor, LLC, (“LMPFA”) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadvisers continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Western Asset Premier Bond Fund	III

Letter from the president

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 31, 2020

IV	Western Asset Premier Bond Fund

Performance review

For the six months ended June 30, 2020, Western Asset Premier Bond Fund returned -3.57% based on its net asset value (“NAV”)i and -7.62% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexii and the Bloomberg Barclays U.S. Credit Indexiii, returned -3.80% and 4.82%, respectively, for the same period. The Lipper Corporate BBB-Rated Debt Closed-End Funds (Leveraged) Category Averageiv returned 0.82% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.40 per share. As of June 30, 2020, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$13.72 (NAV)	-3.57	%†
$13.13 (Market Price)	-7.62	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWEAX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

*

This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Premier Bond Fund	V

Performance review (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 31, 2020

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including credit, inflation and interest rate risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund may invest in high-yield bonds (commonly referred to as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political, and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.

VI	Western Asset Premier Bond Fund

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

iii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Premier Bond Fund	VII

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Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of June 30, 2020 and December 31, 2019 and does not include derivatives such as forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 110.4%
Communication Services — 14.9%
Diversified Telecommunication Services — 3.6%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	450,000	$497,666	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	1,560,000	1,628,406	(a)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	430,000	470,805	(a)
CenturyLink Inc., Senior Secured Notes	4.000%	2/15/27	1,050,000	1,022,212	(a)
Orange SA, Senior Notes	9.000%	3/1/31	600,000	979,661
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	580,000	660,856
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	500,000	602,187
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	970,000	58,200	*(a)(b)
Total Diversified Telecommunication Services				5,919,993
Entertainment — 1.1%
Netflix Inc., Senior Notes	5.875%	11/15/28	410,000	467,619
Netflix Inc., Senior Notes	6.375%	5/15/29	310,000	360,124
TWDC Enterprises 18 Corp., Senior Notes	3.000%	2/13/26	500,000	551,773
Walt Disney Co., Senior Notes	8.875%	4/26/23	400,000	481,653
Total Entertainment				1,861,169
Media — 7.3%
Cable Onda SA, Senior Notes	4.500%	1/30/30	590,000	601,101	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	350,000	362,617	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	410,000	423,735	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	1,000,000	1,122,408
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	420,000	556,166

See Notes to Financial Statements.

2	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,130,000	$1,499,349
Comcast Corp., Senior Notes	3.700%	4/15/24	1,000,000	1,107,360
Comcast Corp., Senior Notes	7.050%	3/15/33	1,000,000	1,526,365
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,160,000	1,156,189
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,180,000	1,253,007
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	720,000	993,268
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	470,000	500,550	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	770,000	789,901	(a)
Total Media				11,892,016
Wireless Telecommunication Services — 2.9%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	610,000	635,538	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	201,000	216,546	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	560,000	613,550	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	420,000	512,505
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	42,967
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	260,000	261,427
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	280,000	310,737
Sprint Corp., Senior Notes	7.875%	9/15/23	760,000	856,896
VEON Holdings BV, Senior Notes	5.950%	2/13/23	570,000	617,946	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	500,000	595,059
Total Wireless Telecommunication Services				4,663,171
Total Communication Services				24,336,349
Consumer Discretionary — 10.1%
Auto Components — 1.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	580,000	477,969	(a)
Adient US LLC, Senior Secured Notes	9.000%	4/15/25	360,000	389,367	(a)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	600,000	583,497
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	790,000	800,713	(a)
Total Auto Components				2,251,546

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Automobiles — 2.5%
Daimler Finance North America LLC, Senior Notes	8.500%	1/18/31	1,000,000		$1,524,807
Ford Motor Co., Senior Notes	8.500%	4/21/23	440,000		466,125
Ford Motor Co., Senior Notes	9.000%	4/22/25	580,000		628,763
Ford Motor Credit Co. LLC, Senior Notes	4.250%	9/20/22	200,000		196,792
General Motors Co., Senior Notes	5.400%	10/2/23	100,000		108,206
General Motors Co., Senior Notes	6.125%	10/1/25	130,000		146,242
General Motors Co., Senior Notes	4.200%	10/1/27	750,000		764,675
General Motors Co., Senior Notes	6.600%	4/1/36	140,000		151,490
Total Automobiles					3,987,100
Diversified Consumer Services — 0.4%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	430,000		453,569	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	210,000		216,956	(a)
Total Diversified Consumer Services					670,525
Hotels, Restaurants & Leisure — 3.2%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	5.750%	4/15/25	250,000		262,969	(a)
Colt Merger Sub Inc., Senior Secured Notes	5.750%	7/1/25	360,000		362,952	(a)(c)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	430,000		444,007	(a)
Marston’s Issuer PLC, Secured Notes (3 mo. GBP LIBOR + 2.550%)	3.218%	7/15/35	540,000	GBP	542,629	(d)(e)
NCL Corp. Ltd., Senior Secured Notes	12.250%	5/15/24	920,000		966,299	(a)
Saga PLC, Senior Notes	3.375%	5/12/24	530,000	GBP	514,125	(d)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	348,000		329,258	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	130,000		77,699	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	980,000		729,919	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	990,000		1,001,459	(a)
Total Hotels, Restaurants & Leisure					5,231,316
Household Durables — 0.7%
Lennar Corp., Senior Notes	5.000%	6/15/27	430,000		465,931
Lennar Corp., Senior Notes	4.750%	11/29/27	250,000		271,800
Newell Brands Inc., Senior Notes	4.875%	6/1/25	420,000		440,649
Total Household Durables					1,178,380

See Notes to Financial Statements.

4	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 1.6%
Maxeda DIY Holding BV, Senior Secured Notes	6.125%	7/15/22	660,000	EUR	$682,745	(d)
Party City Holdings Inc., Senior Notes	6.125%	8/15/23	300,000		63,000	(a)
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	320,000		67,200	(a)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	1,710,000		1,719,585	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.500%	11/1/23	100,000		97,562
Total Specialty Retail					2,630,092
Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	450,000		454,417	(a)
Total Consumer Discretionary					16,403,376
Consumer Staples — 3.8%
Beverages — 1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.700%	2/1/36	540,000		636,870
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,000,000		1,154,868
Total Beverages					1,791,738
Food & Staples Retailing — 1.1%
CVS Pass-Through Trust	5.789%	1/10/26	256,407		274,962	(a)
CVS Pass-Through Trust	7.507%	1/10/32	337,044		420,262	(a)
CVS Pass-Through Trust, Secured Trust	5.880%	1/10/28	307,123		346,489
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	328,619		376,464
CVS Pass-Through Trust, Senior Secured Trust	6.036%	12/10/28	319,382		361,145
Total Food & Staples Retailing					1,779,322
Food Products — 1.0%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	126,000		133,777
Kraft Heinz Foods Co., Senior Notes	3.875%	5/15/27	30,000		31,395	(a)
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	110,000		116,879	(a)
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	340,000		363,786	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	70,000		69,898	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	920,000		922,314	(a)
Total Food Products					1,638,049

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.6%
Altria Group Inc., Senior Notes	4.800%	2/14/29	500,000	$584,180
Reynolds American Inc., Senior Notes	5.850%	8/15/45	260,000	320,487
Total Tobacco				904,667
Total Consumer Staples				6,113,776
Energy — 21.6%
Oil, Gas & Consumable Fuels — 21.6%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	532,428
Apache Corp., Senior Notes	4.250%	1/15/44	250,000	190,462
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	50,000	49,861	(a)
Conoco Phillips Canada Funding Co., Senior Notes	7.400%	12/1/31	450,000	664,898
Continental Resources Inc., Senior Notes	3.800%	6/1/24	560,000	525,106
Continental Resources Inc., Senior Notes	4.375%	1/15/28	210,000	185,222
Continental Resources Inc., Senior Notes	4.900%	6/1/44	250,000	199,604
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	400,000	388,196
Ecopetrol SA, Senior Notes	5.875%	9/18/23	45,000	48,314
Ecopetrol SA, Senior Notes	5.375%	6/26/26	750,000	791,145
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,510,000	2,648,790
EOG Resources Inc., Senior Notes	3.150%	4/1/25	2,250,000	2,476,299
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	250,000	253,855	(a)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	220,000	225,878	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	800,000	653,204
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	770,000	837,298	(a)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	190,000	265,886
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	1,500,000	1,833,686
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	1,000,000	1,112,880	(a)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	290,000	270,831	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	376,000	323,399	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	260,000	216,775	(a)
Montage Resources Corp., Senior Notes	8.875%	7/15/23	680,000	539,318

See Notes to Financial Statements.

6	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	490,000	$599,583	(a)
Noble Energy Inc., Senior Notes	5.050%	11/15/44	500,000	455,829
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	520,000	117,000
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	33,000	5,548
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	517,000	87,890
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	250,000	210,469
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	310,000	316,045
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,460,000	1,533,146
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	1,000,000	1,028,385
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	920,000	965,351
Range Resources Corp., Senior Notes	5.000%	3/15/23	280,000	241,672
Range Resources Corp., Senior Notes	4.875%	5/15/25	190,000	144,044
Range Resources Corp., Senior Notes	9.250%	2/1/26	1,365,000	1,229,565	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	350,000	339,500	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	440,000	495,752
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	1,850,000	2,071,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.750%	3/15/24	500,000	500,308
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	250,000	251,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	20,000	21,013
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,000,000	1,303,133
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,750,000	1,889,685	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	300,000	259,220	(a)
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	2,200,000	2,126,025

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	100,000	$81,625
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	1,680,000	1,462,012
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	470,000	497,296
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	60,000	66,601
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	443,000	567,947
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	57,902
WPX Energy Inc., Senior Notes	8.250%	8/1/23	210,000	233,865
YPF SA, Senior Notes	8.500%	7/28/25	950,000	708,838	(a)
Total Energy				35,101,459
Financials — 29.4%
Banks — 22.6%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	350,000	358,237	(e)(f)
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,143,616
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	2,200,000	2,525,646
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	659,772	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	4,750,000	5,173,936
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	550,000	570,227	(e)(f)
Barclays PLC, Subordinated Notes	5.200%	5/12/26	1,000,000	1,118,195
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/18/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	950,000	887,153	(a)(e)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	510,000	559,442	(a)(e)(f)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,000,000	1,117,240	(a)
CIT Group Inc., Senior Notes	5.250%	3/7/25	312,000	324,057
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	900,000	895,351	(e)(f)

See Notes to Financial Statements.

8	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	500,000	$501,218	(e)(f)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	532,950
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	800,000	906,807
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,372,352
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,080,000	1,237,275	(a)(e)(f)
HSBC Holdings PLC, Junior Subordinated Notes (6.000% to 5/22/27 then USD 5 year ICE Swap Rate + 3.746%)	6.000%	5/22/27	400,000	397,834	(e)(f)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,130,000	1,160,583	(e)(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,320,000	1,353,282	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	2,070,000	2,182,826	(a)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,600,000	2,627,733	(e)(f)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	400,000	410,167	(e)(f)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	500,000	673,724
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,500,000	1,670,740
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	140,000	159,652
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	450,000	468,887	(e)(f)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	$168,128
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,330,000	1,456,425
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,000,000	1,230,356	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	740,000	841,250	(a)(e)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	2,000,000	2,181,426
Total Banks				36,866,487
Capital Markets — 4.1%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then 5 year Treasury Constant Maturity Rate + 4.332%)	7.250%	9/12/25	1,350,000	1,388,063	(a)(e)(f)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	840,182
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,750,000	1,926,003
Morgan Stanley, Senior Notes (4.431% to 1/23/29 then 3 mo. USD LIBOR + 1.628%)	4.431%	1/23/30	1,000,000	1,192,295	(e)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	1,250,000	1,299,306	(a)(e)(f)
Total Capital Markets				6,645,849
Diversified Financial Services — 2.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.450%	12/16/21	680,000	686,891
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	230,000	232,646
Ahold Lease USA Inc. Pass-Through-Trust, Senior Secured Notes	8.620%	1/2/25	374,226	413,404
GE Capital International Funding Co. Unlimited Co., Senior Notes	4.418%	11/15/35	500,000	508,942

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	1,580,000	$1,062,550	(a)(g)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	700,000	736,791
Total Diversified Financial Services				3,641,224
Insurance — 0.5%
MetLife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	772,479
Total Financials				47,926,039
Health Care — 8.4%
Biotechnology — 0.3%
AbbVie Inc., Senior Notes	3.800%	3/15/25	500,000	555,331	(a)
Health Care Providers & Services — 3.7%
Centene Corp., Senior Notes	4.750%	1/15/25	810,000	830,299
Centene Corp., Senior Notes	4.250%	12/15/27	240,000	248,214
Centene Corp., Senior Notes	4.625%	12/15/29	370,000	391,275
DaVita Inc., Senior Notes	5.125%	7/15/24	210,000	213,885
HCA Inc., Senior Secured Notes	4.500%	2/15/27	1,000,000	1,115,874
HCA Inc., Senior Secured Notes	4.125%	6/15/29	550,000	607,369
Humana Inc., Senior Notes	3.950%	3/15/27	1,200,000	1,362,528
LifePoint Health Inc., Senior Secured Notes	6.750%	4/15/25	330,000	341,550	(a)
Magellan Health Inc., Senior Notes	4.900%	9/22/24	915,000	929,315
Total Health Care Providers & Services				6,040,309
Pharmaceuticals — 4.4%
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	1,490,000	1,513,363	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	780,000	909,425	(a)
Bristol-Myers Squibb Co., Senior Notes	4.625%	5/15/44	250,000	333,542	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	575,000	556,154
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	330,000	330,404
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	1,550,000	1,521,968
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,046,000	991,046

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	760,000	$782,667
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	180,000	161,394
Total Pharmaceuticals				7,099,963
Total Health Care				13,695,603
Industrials — 10.6%
Aerospace & Defense — 1.5%
Boeing Co., Senior Notes	3.200%	3/1/29	250,000	247,698
Boeing Co., Senior Notes	6.125%	2/15/33	600,000	709,681
Boeing Co., Senior Notes	3.750%	2/1/50	500,000	449,720
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	920,000	970,936	(a)
Total Aerospace & Defense				2,378,035
Airlines — 3.7%
America West Airlines Inc. Pass-Through Trust	8.057%	7/2/20	740,756	740,722
Continental Airlines Pass-Through Trust	8.048%	11/1/20	24	24
Continental Airlines Pass-Through Trust, Senior Secured Trust	6.703%	6/15/21	70,059	69,096
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	460,000	435,874
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	640,000	572,047
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	310,000	251,660
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	710,000	687,617
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,370,000	1,415,647	(a)
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	51,118	48,074
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	920,000	922,594	(a)(c)
United Airlines Pass-Through Trust	4.750%	4/11/22	190,758	169,603
US Airways Pass-Through Trust	7.125%	10/22/23	923,524	792,860
Total Airlines				6,105,818
Building Products — 1.5%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	1,870,000	1,898,807	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	511,000	519,511	(a)
Total Building Products				2,418,318

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.1%
General Electric Co., Junior Subordinated Notes (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	260,000	$203,479	(e)(f)
Machinery — 0.3%
Vertical US Newco Inc., Senior Secured Notes	5.250%	7/15/27	460,000	460,000	(a)(c)
Professional Services — 0.7%
IHS Markit Ltd., Senior Notes	5.000%	11/1/22	1,000,000	1,073,820	(a)
Trading Companies & Distributors — 2.8%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	1,950,000	1,993,875	(a)
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	1,180,000	1,179,044
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	1,060,000	1,115,014
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	160,000	165,430
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	110,000	112,922
Total Trading Companies & Distributors				4,566,285
Total Industrials				17,205,755
Information Technology — 2.1%
Communications Equipment — 0.1%
CommScope Inc., Senior Notes	8.250%	3/1/27	170,000	175,008	(a)
IT Services — 0.4%
DXC Technology Co., Senior Notes	7.450%	10/15/29	500,000	611,410
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	500,000	534,426
Technology Hardware, Storage & Peripherals — 1.3%
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	1,220,000	1,309,862
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	260,000	282,379
Western Digital Corp., Senior Notes	4.750%	2/15/26	430,000	445,046
Total Technology Hardware, Storage & Peripherals				2,037,287
Total Information Technology				3,358,131
Materials — 5.3%
Chemicals — 1.0%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	920,000	945,484	(d)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	$242,077	(a)
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	500,000	469,755	(a)
Total Chemicals				1,657,316
Containers & Packaging — 1.1%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	640,000	634,282	(a)(g)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	760,000	780,079	(a)
Greif Inc., Senior Notes	6.500%	3/1/27	300,000	306,056	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	53,432
Total Containers & Packaging				1,773,849
Metals & Mining — 2.0%
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	210,000	219,134	(a)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	430,000	514,422
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	210,000	200,870	(a)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	220,000	218,095
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	580,000	570,363
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	210,000	222,771
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	940,000	1,230,747
Total Metals & Mining				3,176,402
Paper & Forest Products — 1.2%
Mercer International Inc., Senior Notes	7.375%	1/15/25	940,000	938,139
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	950,000	1,041,257	(a)
Total Paper & Forest Products				1,979,396
Total Materials				8,586,963
Real Estate — 1.6%
Equity Real Estate Investment Trusts (REITs) — 1.6%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	670,000	558,214
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	240,000	258,150
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	260,000	268,207
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,500,000	1,545,982
Total Real Estate				2,630,553

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 2.6%
Electric Utilities — 2.1%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	1,770,000	$2,588,295
Pampa Energia SA, Senior Notes	7.375%	7/21/23	390,000	332,957	(d)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	630,000	510,914	(a)
Total Electric Utilities				3,432,166
Independent Power and Renewable Electricity Producers — 0.5%
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	810,000	825,034	(a)
Total Utilities				4,257,200
Total Corporate Bonds & Notes (Cost — $162,955,663)				179,615,204
Senior Loans — 12.7%
Communication Services — 4.0%
Diversified Telecommunication Services — 0.1%
Level 3 Financing Inc., 2027 Term Loan B (3 mo. USD LIBOR + 1.750%)	1.928%	3/1/27	168,664	159,809	(e)(h)(i)
Media — 2.1%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.930%	4/30/25	3,036,710	2,938,439	(e)(h)(i)
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.930%	2/1/27	497,493	479,529	(e)(h)(i)
Total Media				3,417,968
Wireless Telecommunication Services — 1.8%
T-Mobile USA Inc., Term Loan (1 mo. USD LIBOR + 3.000%)	3.178%	4/1/27	2,900,000	2,900,000	(e)(h)(i)(j)
Total Communication Services				6,477,777
Consumer Discretionary — 4.1%
Hotels, Restaurants & Leisure — 3.5%
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.935%	6/22/26	5,863,291	5,496,835	(e)(h)(i)
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. USD LIBOR + 1.750%)	1.928%	5/30/25	253,218	240,051	(e)(h)(i)
Total Hotels, Restaurants & Leisure				5,736,886
Specialty Retail — 0.6%
Michaels Stores Inc., 2018 New Replacement Term Loan B	3.500-3.568%	1/30/23	289,173	265,798	(e)(h)(i)(j)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Party City Holdings Inc., 2018 Replacement Term Loan	3.250-4.100%	8/19/22	622,028	$301,424	(e)(h)(i)
PetSmart Inc., Term Loan B2 (3 mo. USD LIBOR + 4.000%)	5.000%	3/11/22	325,628	322,304	(e)(h)(i)
Total Specialty Retail				889,526
Total Consumer Discretionary				6,626,412
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Term Loan A (1 mo. USD LIBOR + 8.000%)	9.000%	6/24/24	1,260,000	733,950	(e)(h)(i)
Financials — 0.4%
Diversified Financial Services — 0.4%
Finco I LLC, 2018 Replacement Term Loan (1 mo. USD LIBOR + 2.000%)	2.178%	12/27/22	748,704	723,123	(e)(h)(i)
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Option Care Health Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	4.678%	8/6/26	457,700	445,876	(e)(h)(i)
Industrials — 1.8%
Airlines — 1.4%
Delta Air Lines Inc., Initial Term Loan	—	4/27/23	1,000,000	984,000	(j)
JetBlue Airways Corp., Term Loan (3 mo. USD LIBOR + 5.250%)	6.250%	6/17/24	550,000	540,146	(e)(h)(i)(j)
Mileage Plus Holdings Inc., Initial Term Loan	—	6/25/27	770,000	765,806	(j)
Total Airlines				2,289,952
Machinery — 0.4%
Vertical Midco Gmbh, Term Loan B	—	6/30/27	650,000	637,000	(j)
Total Industrials				2,926,952
Information Technology — 1.6%
Technology Hardware, Storage & Peripherals — 1.6%
Dell International LLC, Refinancing Term Loan B1 (1 mo. USD LIBOR + 2.000%)	2.750%	9/19/25	2,696,746	2,632,698	(e)(h)(i)

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.000% PIK)	9.000%	2/7/23	176,340		$176,340	(e)(g)(h)(i)
Total Senior Loans (Cost — $21,827,123)					20,743,128
U.S. Government & Agency Obligations — 9.0%
U.S. Government Obligations — 9.0%
U.S. Treasury Notes	1.375%	1/31/21	1,550,000		1,560,747
U.S. Treasury Notes	1.375%	5/31/21	2,000,000		2,022,070	(k)
U.S. Treasury Notes	1.750%	3/31/22	300,000		308,309
U.S. Treasury Notes	1.625%	5/31/23	1,250,000		1,302,856	(k)
U.S. Treasury Notes	2.750%	8/31/23	1,400,000		1,513,449	(k)
U.S. Treasury Notes	2.875%	9/30/23	2,500,000		2,717,627	(k)
U.S. Treasury Notes	2.125%	3/31/24	1,500,000		1,607,373	(k)
U.S. Treasury Notes	1.500%	1/31/27	1,000,000		1,067,754
U.S. Treasury Notes	0.500%	5/31/27	500,000		500,576
U.S. Treasury Notes	0.625%	5/15/30	2,000,000		1,994,766
Total U.S. Government & Agency Obligations (Cost — $13,960,544)					14,595,527
Sovereign Bonds — 5.2%
Argentina — 0.5%
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	690,000		286,705	*(b)
Argentine Republic Government International Bond, Senior Notes	4.625%	1/11/23	680,000		284,686	*(b)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	410,000		173,229	*(a)(b)
Total Argentina					744,620
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	900,000	BRL	171,806
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	1,100,000	BRL	229,891
Total Brazil					401,697
Indonesia — 2.7%
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	300,000		326,496	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	300,000		325,562	(a)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	2,420,000		2,579,843

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Treasury Bond, Senior Notes	8.250%	7/15/21	2,696,000,000	IDR	$195,024
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	14,227,000,000	IDR	1,026,814
Total Indonesia					4,453,739
Mexico — 0.3%
Mexico Government International Bond, Senior Notes	3.750%	1/11/28	500,000		521,268
Peru — 0.9%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	1,340,000		1,431,790
Russia — 0.6%
Russian Federal Bond — OFZ	7.750%	9/16/26	61,630,000	RUB	977,619
Total Sovereign Bonds (Cost — $8,253,093)					8,530,733
Asset-Backed Securities — 2.8%
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. USD LIBOR + 0.900%)	1.085%	7/25/46	470,755		220,528	(a)(e)
Argent Securities Inc., Asset-Backed Pass-Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	1.310%	9/25/33	32,125		29,647	(e)
Bayview Financial Asset Trust, 2007- SR1A M1 (1 mo. USD LIBOR + 0.800%)	1.747%	3/25/37	471,262		431,873	(a)(e)
Bayview Financial Asset Trust, 2007- SR1A M4 (1 mo. USD LIBOR + 1.500%)	3.161%	3/25/37	48,751		46,722	(a)(e)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1PO, STRIPS, PO	0.000%	8/25/36	211,641		157,670
CWABS Asset Backed Notes Trust, 2007-SEA2 1A1 (1 mo. USD LIBOR + 1.000%)	1.185%	8/25/47	6,501		6,401	(a)(e)
Financial Asset Securities Corp. AAA Trust, 2005-1A 1A3B (1 mo. USD LIBOR + 0.410%)	0.594%	2/27/35	235,513		213,406	(a)(e)
Firstfed Corp. Manufactured Housing Contract, 201996-1 B	8.060%	10/15/22	177,679		70	(a)
GSAMP Trust, 2003-SEA2 A1	5.421%	7/25/33	580,551		593,512
Indymac Manufactured Housing Contract Pass-Through Certificates, 1997-1 A5	6.970%	2/25/28	30,155		30,580

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Morgan Stanley ABS Capital I Inc. Trust, 2004-HE7 (1 mo. USD LIBOR + 0.900%)	1.085%	8/25/34	1,183,712	$1,154,008	(e)
Morgan Stanley ABS Capital I Inc. Trust Series, 2003-SD1 A1 (1 mo. USD LIBOR + 1.000%)	1.185%	3/25/33	8,341	7,971	(e)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	60,505	63,142	(e)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.075%	10/15/37	725,088	689,025	(e)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.704%	4/15/37	978,724	852,667	(e)
Total Asset-Backed Securities (Cost — $3,997,941)				4,497,222
Collateralized Mortgage Obligations (l) —1.1%
Banc of America Funding Trust, 2004-B 6A1	2.466%	12/20/34	183,819	143,980	(e)
Bear Stearns ALT-A Trust, 2004-3 A1 (1 mo. USD LIBOR + 0.640%)	0.825%	4/25/34	105,891	104,130	(e)
CHL Mortgage Pass-Through Trust, 2005-7 1A1 (1 mo. USD LIBOR + 0.540%)	0.725%	3/25/35	317,896	304,631	(e)
Fannie Mae Trust, 2004-W15 1A2	6.500%	8/25/44	84,763	100,276
HarborView Mortgage Loan Trust, 2004-10 4A	3.634%	1/19/35	64,139	60,756	(e)
Impac CMB Trust Series, 2004-10 2A (1 mo. USD LIBOR + 0.640%)	0.825%	3/25/35	104,667	93,211	(e)
Impac CMB Trust Series, 2005-2 2A2 (1 mo. USD LIBOR + 0.800%)	0.985%	4/25/35	32,488	30,247	(e)
MAFI II Remic Trust 1998-B, 201998-BI B1	6.556%	11/20/24	209,063	196,578	(e)
MERIT Securities Corp., 2011PA 3A1 (1 mo. USD LIBOR + 0.620%)	1.061%	4/28/27	37,245	36,126	(a)(e)
MERIT Securities Corp., 2011PA B3 (1 mo. USD LIBOR + 2.250%)	3.910%	9/28/32	497,963	351,759	(a)(e)
Prime Mortgage Trust, 2005-2 2XB, IO	1.743%	10/25/32	1,176,203	88,029	(e)
Prime Mortgage Trust, 2005-5 1X, IO	1.111%	7/25/34	1,672,998	61,015	(e)
RAMP Series Trust, 2005-SL2 APO, STRIPS, PO	0.000%	2/25/32	3,033	2,656
Regal Trust IV (11th District Cost of Funds + 1.500%)	2.489%	9/29/31	1,608	1,557	(a)(e)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (l) — continued
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. USD LIBOR + 0.680%)	1.308%	6/20/33	8,317		$7,904	(e)
Sequoia Mortgage Trust, 2004-10 A1A (1 mo. USD LIBOR + 0.620%)	0.810%	11/20/34	6,936		6,473	(e)
Structured Asset Securities Corp., 1998-RF2 A	4.739%	7/15/27	95,816		93,925	(a)(e)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2003-9A 2A2	3.620%	3/25/33	52,752		52,735	(e)
WaMu Mortgage Pass-Through Certificates Series Trust, 2004-AR6 A (1 mo. USD LIBOR + 0.420%)	0.605%	5/25/44	91,065		90,205	(e)
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 2004-RA1 2A	7.000%	3/25/34	5,730		6,076
Total Collateralized Mortgage Obligations (Cost — $1,551,684)					1,832,269
Convertible Bonds & Notes — 0.8%
Communication Services — 0.8%
Media — 0.8%
DISH Network Corp., Senior Notes (Cost — $1,112,425)	3.375%	8/15/26	1,370,000		1,261,927
Non-U.S. Treasury Inflation Protected Securities — 0.1%
Argentina — 0.1%
Argentina Treasury Bond (Cost — $94,246)	1.000%	8/5/21	9,866,631	ARS	89,808	(m)

Shares
Common Stocks — 0.0%††
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
Hercules Offshore Inc. (Escrow) (Cost — $752,543)	16,942	14,649	*(m)(n)

	Rate
Preferred Stocks — 0.0%††
Financials — 0.0%††
Diversified Financial Services — 0.0%††
Corporate Backed Trust Certificates (Cost — $0)	7.375%	33,900	136	*(b)
Total Investments before Short-Term Investments (Cost — $214,505,262)			231,180,603

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Shares	Value
Short-Term Investments — 1.2%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $1,952,833)	0.109%	1,952,833	$1,952,833	(o)
Total Investments** — 143.3% (Cost — $216,458,095)			233,133,436
Liabilities in Excess of Other Assets — (43.3)%			(70,397,034)
Total Net Assets — 100.0%			$162,736,402

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	The coupon payment on these securities is currently in default as of June 30, 2020.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of June 30, 2020. The interest rate for fully unfunded term loans is to be determined.

(k)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(n)	Security is valued using significant unobservable inputs (Note 1).

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2020, the total market value of investments in Affiliated Companies was $1,952,833 and the cost was $1,952,833 (Note 8).

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

June 30, 2020

Western Asset Premier Bond Fund

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

EUR	— Euro

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

PO	— Principal Only

RUB	— Russian Ruble

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

At June 30, 2020, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Deutsche Bank AG	0.240%	6/5/2020	9/3/2020	$9,088,625	U.S. Government & Agency Obligations	$9,163,375

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

At June 30, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	140,000	USD	157,276	BNP Paribas SA	7/16/20	$69
EUR	140,000	USD	157,052	BNP Paribas SA	7/16/20	293
GBP	141,090	USD	175,833	BNP Paribas SA	7/16/20	(990)
USD	10,932	EUR	10,000	BNP Paribas SA	7/16/20	(307)
USD	372,790	EUR	341,000	BNP Paribas SA	7/16/20	(10,458)
GBP	400,000	USD	496,570	Goldman Sachs Group Inc.	7/16/20	(878)
USD	310,030	EUR	283,028	JPMorgan Chase & Co.	7/16/20	(8,063)
USD	1,806,223	GBP	1,448,247	JPMorgan Chase & Co.	7/16/20	11,514
USD	157,377	EUR	140,000	BNP Paribas SA	10/16/20	(302)
USD	157,600	EUR	140,000	BNP Paribas SA	10/16/20	(78)
Total						$(9,200)

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Western Asset Premier Bond Fund

Abbreviation(s) used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

June 30, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $214,505,262)	$231,180,603
Investments in affiliated securities, at value (Cost — $1,952,833)	1,952,833
Foreign currency, at value (Cost — $81,638)	78,820
Interest receivable	2,792,592
Receivable for securities sold	390,556
Unrealized appreciation on forward foreign currency contracts	11,876
Security litigation proceeds receivable	9,411
Other receivables	804
Prepaid expenses	8,822
Total Assets	236,426,317

Liabilities:
Loan payable (Note 5)	57,500,000
Payable for open reverse repurchase agreements (Note 3)	9,088,625
Payable for securities purchased	6,034,980
Distributions payable	782,980
Investment management fee payable	103,593
Due to custodian	28,580
Unrealized depreciation on forward foreign currency contracts	21,076
Interest expense payable	4,398
Trustees’ fees payable	331
Accrued expenses	125,352
Total Liabilities	73,689,915
Total Net Assets	$162,736,402

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,863,337 shares issued and outstanding	$156,268,641
Total distributable earnings (loss)	6,467,761
Total Net Assets	$162,736,402

Shares Outstanding	11,863,337

Net Asset Value	$13.72

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2020

Investment Income:
Interest from unaffiliated investments	$6,520,361
Interest from affiliated investments	4,375
Less: Foreign taxes withheld	(3,046)
Total Investment Income	6,521,690

Expenses:
Interest expense (Notes 3 and 5)	642,625
Investment management fee (Note 2)	623,588
Legal fees	76,730
Audit and tax fees	38,066
Transfer agent fees	15,082
Fund accounting fees	14,951
Commitment fees (Note 5)	14,767
Trustees’ fees	13,761
Shareholder reports	8,534
Stock exchange listing fees	6,219
Custody fees	5,405
Insurance	1,517
Miscellaneous expenses	5,366
Total Expenses	1,466,611
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,061)
Net Expenses	1,465,550
Net Investment Income	5,056,140

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(6,066,197)
Futures contracts	(255,494)
Forward foreign currency contracts	(2,285)
Foreign currency transactions	(9,999)
Net Realized Loss	(6,333,975)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(5,530,126)
Forward foreign currency contracts	127,771
Foreign currencies	2,594
Change in Net Unrealized Appreciation (Depreciation)	(5,399,761)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(11,733,736)
Decrease in Net Assets From Operations	$(6,677,596)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended June 30, 2020 (unaudited) and the Year Ended December 31, 2019	2020	2019

Operations:
Net investment income	$5,056,140	$9,713,132
Net realized loss	(6,333,975)	(1,593,176)
Change in net unrealized appreciation (depreciation)	(5,399,761)	21,002,672
Increase (Decrease) in Net Assets From Operations	(6,677,596)	29,122,628

Distributions to Shareholders From (Note 1):
Total distributable earnings	(4,703,708)	(9,369,402)
Decrease in Net Assets From Distributions to Shareholders	(4,703,708)	(9,369,402)

Fund Share Transactions:
Reinvestment of distributions (1,070 and 2,188 shares issued, respectively)	15,815	31,844
Cost of shares repurchased (44,671 and 0 shares repurchased, respectively) (Note 7)	(462,743)	—
Increase (Decrease) in Net Assets From Fund Share Transactions	(446,928)	31,844
Increase (Decrease) in Net Assets	(11,828,232)	19,785,070

Net Assets:
Beginning of period	174,564,634	154,779,564
End of period	$162,736,402	$174,564,634

See Notes to Financial Statements.

26	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2020

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(6,677,596)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(87,758,795)
Sales of portfolio securities	85,340,945
Net purchases, sales and maturities of short-term investments	(3,501,253)
Payment-in-kind	(8,103)
Net amortization of premium (accretion of discount)	(779,010)
Increase in receivable for securities sold	(171,993)
Increase in security litigation proceeds receivable	(9,411)
Increase in interest receivable	(19,427)
Increase in prepaid expenses	(4,768)
Increase in payable for securities purchased	3,669,324
Decrease in investment management fee payable	(7,024)
Increase in Trustees’ fees payable	284
Decrease in interest expense payable	(11,199)
Increase in accrued expenses	58,261
Net realized loss on investments	6,066,197
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	5,402,355
Net Cash Provided in Operating Activities*	1,588,787

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(3,888,992)
Proceeds from loan facility borrowings	2,500,000
Prepayment from loan facility borrowings	(2,000,000)
Decrease in due to custodian	(137,566)
Increase in payable for reverse repurchase agreements	2,283,187
Payment for shares repurchased	(462,743)
Net Cash Used by Financing Activities	(1,706,114)
Net Decrease in Cash and Restricted Cash	(117,327)
Cash and restricted cash at beginning of period	196,147
Cash and restricted cash at end of period	$78,820

*	Included in operating expenses is cash of $668,685 paid for interest and commitment fees on borrowings.

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2020
Cash	$78,820
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$78,820

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$15,815

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	27

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of period	$14.66	$13.00	$14.51	$13.88	$13.08	$14.83

Income (loss) from operations:
Net investment income	0.43	0.82	0.75	0.81	0.93	1.00
Net realized and unrealized gain (loss)	(0.98)	1.63	(1.47)	0.69	0.90	(1.67)
Total income (loss) from operations	(0.55)	2.45	(0.72)	1.50	1.83	(0.67)

Less distributions from:
Net investment income	(0.40) [3]	(0.79)	(0.79)	(0.87)	(1.03)	(1.08)
Total distributions	(0.40)	(0.79)	(0.79)	(0.87)	(1.03)	(1.08)
Anti-dilutive impact of repurchase plan	0.01 [4]	—	—	—	—	—

Net asset value, end of period	$13.72	$14.66	$13.00	$14.51	$13.88	$13.08

Market price, end of period	$13.13	$14.65	$12.09	$13.81	$12.95	$12.16
Total return, based on NAV[5,6]	(3.57)%	19.22%	(5.13)%	11.03%	14.47%	(4.78)%
Total return, based on Market Price[7]	(7.62)%	28.35%	(6.85)%	13.50%	15.27%	(5.12)%

Net assets, end of period (millions)	$163	$175	$155	$173	$165	$156

Ratios to average net assets:
Gross expenses	1.82%[8]	2.14%	1.93%	1.58%	1.44%	1.43%
Net expenses[9]	1.82 [8]	2.14	1.93	1.58	1.44	1.43
Net investment income	6.27 [8]	5.78	5.49	5.66	6.87	6.97

Portfolio turnover rate	38%	47%	106%	70%	78%	36%

Supplemental data:
Loan Outstanding, End of Period (000s)	$57,500	$57,000	$57,000	$58,000	$58,000	$58,000
Asset Coverage Ratio for Loan Outstanding[10]	383%	406%	372%	398%	385%	368%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$3,830	$4,063	$3,715	$3,979	$3,849	$3,684
Weighted Average Loan (000s)	$57,396	$57,000	$56,803	$58,000	$58,000	$57,230
Weighted Average Interest Rate on Loan	2.11%	3.09%	2.72%	1.79%	1.32%	1.05%

See Notes to Financial Statements.

28	Western Asset Premier Bond Fund 2020 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2020 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	The repurchase plan was completed at an average repurchase price of $10.38 for 44,671 shares and $462,743 for the six months ended June 30, 2020.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]

The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	29

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company. The Fund commenced investment operations on March 28, 2002. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

30	Western Asset Premier Bond Fund 2020 Semi-Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$179,615,204	—	$179,615,204
Senior Loans	—	20,743,128	—	20,743,128
U.S. Government & Agency Obligations	—	14,595,527	—	14,595,527
Sovereign Bonds	—	8,530,733	—	8,530,733
Asset-Backed Securities	—	4,497,222	—	4,497,222
Collateralized Mortgage Obligations	—	1,832,269	—	1,832,269
Convertible Bonds & Notes	—	1,261,927	—	1,261,927
Non-U.S. Treasury Inflation Protected Securities	—	89,808	—	89,808
Common Stocks	—	—	$14,649	14,649
Preferred Stocks	—	136	—	136
Total Long-Term Investments	—	231,165,954	14,649	231,180,603
Short-Term Investments†	$1,952,833	—	—	1,952,833
Total Investments	$1,952,833	$231,165,954	$14,649	$233,133,436
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$11,876	—	$11,876
Total	$1,952,833	$231,177,830	$14,649	$233,145,312

32	Western Asset Premier Bond Fund 2020 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$21,076	—	$21,076

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or

34	Western Asset Premier Bond Fund 2020 Semi-Annual Report

receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses

Western Asset Premier Bond Fund 2020 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

36	Western Asset Premier Bond Fund 2020 Semi-Annual Report

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

Western Asset Premier Bond Fund 2020 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $21,076. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

38	Western Asset Premier Bond Fund 2020 Semi-Annual Report

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company, LLC (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“Western London”), Western Asset pays monthly a portion of the fees it receives from the Fund to Western London at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that Western London manages. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan”) are additional investment advisers to the Fund under portfolio management agreements between Western Asset and Western Asset Singapore, and Western Asset and Western Asset Japan.

Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Under the terms of the administration services agreement between Western Asset and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset pays LMPFA a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision.

During the year ended June 30, 2020, fees waived and/or expenses reimbursed amounted to $1,061, which included an affiliated money market fund waiver of $809.

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Notes to financial statements (unaudited) (cont’d)

LMPFA, Western Asset, Western London, Western Asset Singapore and Western Asset Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, LMPFA, Western Asset, Western London, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc.

During periods in which the Fund utilizes financial leverage, the fees paid to the investment adviser will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$74,481,362	$13,277,433
Sales	76,860,197	8,480,748

At June 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$216,458,095	$22,281,133	$(5,605,792)	$16,675,341
Forward foreign currency contracts	—	11,876	(21,076)	(9,200)

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2020 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$8,049,685	1.02%	$9,088,625

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.24% to 1.87% during the six months ended June 30, 2020. Interest expense incurred on reverse repurchase agreements totaled $40,999.

40	Western Asset Premier Bond Fund 2020 Semi-Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2020.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$11,876

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$21,076

1	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(255,494)	—	$(255,494)
Forward foreign currency contracts	—	$(2,285)	(2,285)
Total	$(255,494)	$(2,285)	$(257,779)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
			Foreign Exchange Risk
Forward foreign currency contracts			$127,771

During the six months ended June 30, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$475,296
Forward foreign currency contracts (to buy)	337,047
Forward foreign currency contracts (to sell)	2,555,675

†	At June 30, 2020, there were no open positions held in this derivative.

Western Asset Premier Bond Fund 2020 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of June 30, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
BNP Paribas SA	$362	$(12,135)	$(11,773)	—	$(11,773)
Goldman Sachs Group Inc.	—	(878)	(878)	—	(878)
JPMorgan Chase & Co.	11,514	(8,063)	3,451	—	3,451
Total	$11,876	$(21,076)	$(9,200)	—	$(9,200)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with National Australia Bank Limited (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $72,000,000. The Credit Agreement automatically renews daily for a six month term unless notice to the contrary is given to the Fund. The final scheduled maturity date for the Credit Agreement is December 13, 2021. The Fund pays a commitment fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the prime rate, federal funds rate or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien granted to National Australia Bank Limited, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the six months ended June 30, 2020, the Fund incurred a commitment fee in the amount of $14,767. Interest expense related to this loan for the six months ended June 30, 2020 was $601,068. For the six months ended June 30, 2020, the Fund had an average daily loan balance outstanding of $57,395,604 and the weighted average interest rate was 2.11%. At June 30, 2020, the Fund had $57,500,000 of borrowings outstanding.

42	Western Asset Premier Bond Fund 2020 Semi-Annual Report

6. Distributions subsequent to June 30, 2020

The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2020	7/1/2020	$0.0660
7/24/2020	8/3/2020	$0.0660
8/24/2020	9/1/2020	$0.0660
9/23/2020	10/1/2020	$0.0660

7. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance shareholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended June 30, 2020, the Fund repurchased and retired 0.38% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 12.30% for the six months ended June 30, 2020. Shares repurchased and the corresponding dollar amount are included in the Statements of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

Since the commencement of the stock repurchase program through June 30, 2020, the Fund repurchased 44,671 shares or 0.38% of its common shares outstanding for a total amount of $462,743.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following company was considered an affiliated company for all or some portion of the six months ended June 30, 2020. The

Western Asset Premier Bond Fund 2020 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

following transactions were effected in shares of such company for the six months ended June 30, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$38,844,356	38,844,356	$36,891,523	36,891,523

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2020
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$4,375	—	$1,952,833

9. Deferred capital losses

As of December 31, 2019, the Fund had deferred capital losses of $3,774,874, which have no expiration date, that will be available to offset future taxable capital gains.

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*    *    *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

44	Western Asset Premier Bond Fund 2020 Semi-Annual Report

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”), and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment manager, Western Asset Management Company, LLC (“Western Asset”), and the Fund’s subadvisers, Western Asset Management Company Limited in London, Western Asset Management Company Pte. Ltd. in Singapore and Western Asset Management Company Ltd in Japan (each a “Subadviser,” and together, the “Subadvisers,” and collectively with Western Asset, the “Advisers”), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Templeton (the “Transaction”). The Transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the Transaction is expected to be consummated in the latter part of 2020. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction will result in the automatic termination of the Fund’s current management agreement with Western Asset (the “Current Management Agreement”) and the current subadvisory agreements between Western Asset and each of the Subadvisers (the “Current Subadvisory Agreements” and, collectively, the “Current Agreements”). Therefore, at a meeting of the Board of Trustees of the Fund held on April 14, 20201, the Board, including the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the 1940 Act, approved a new management agreement (the “New Management Agreement”) between the Fund and Western Asset and the new sub-advisory agreements (the “New Sub-Advisory Agreements”, collectively, the “New Agreements”) between Western Asset and the Subadvisers, each an affiliate of Western Asset, with respect to the Fund. The Board also authorized the Fund’s officers to submit the New Agreements to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in May, 2020. In the event the Fund’s shareholders do not approve the New Agreements and the Transaction is completed, the Directors have also approved an interim investment management agreement between Western Asset and the Fund (the “Interim Management Agreement”) and interim sub-advisory agreements between Western Asset and the Subadvisers (the “Interim Sub-advisory Agreements” and, collectively, the “Interim Agreements”) that will take effect upon the closing of the Transaction to enable Western Asset and the Subadvisers to serve as

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

Western Asset Premier Bond Fund	45

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

investment managers of the Fund following the termination of the Current Agreements and pending shareholder approval of the New Agreements.

On March 9, 2020, during a telephonic meeting, members of the Board discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Advisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

On April 8, 2020, the Independent Trustees met by video conference with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Trustees met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

The Independent Trustees considered, among other things, whether it would be in the best interests of the Fund and its shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Trustees in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before or during the April 14, 2020 meeting, the Trustees sought additional information as they deemed necessary and appropriate. In connection with the Trustees’ consideration of the New Agreements, the Independent Trustees worked with their independent legal counsel to prepare requests for information that were submitted to Franklin Templeton and Legg Mason. The Trustees requested information relevant to the consideration of the New Agreements and other anticipated impacts of the Transaction on the Fund and its shareholders. Franklin Templeton and Legg Mason provided documents and information in response to the request for information. Following their review of this information, the Independent Trustees submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Trustees reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of the meeting and addressed various questions raised by the Trustees.

At the April 14, 2020 meeting, representatives of Legg Mason (including representatives of each Adviser) and Franklin Templeton made presentations to, and responded to questions

46	Western Asset Premier Bond Fund

from, the Trustees. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive session with their counsel to consider the New Agreements.

The Trustees’ evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

Among other things, the Trustees considered:

(i) the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton has informed the Trustees that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii) that Franklin Templeton and Legg Mason have informed the Trustees that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv) that Franklin Templeton and Legg Mason have informed the Trustees regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v) that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vi) that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(vii) the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(viii) that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

Western Asset Premier Bond Fund	47

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(ix) the fact that the Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(x) the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xi) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Trustees approve the New Agreements;

(xii) that the Current Agreements are the product of multiple years of review and negotiation and information received and considered by the Trustees in the exercise of their business judgment during those years, and that within the past year the Trustees had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Trustees’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to the Fund, and that the management and subadvisory fees paid by or in respect of the Fund, represented reasonable compensation to the Advisers in light of the services provided, the costs to the applicable Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiii) that the Current Agreements were considered and approved in November 2019;

(xiv) that the Fund will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xv) that under the Transaction Agreement Franklin Templeton acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Trustees that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange

48	Western Asset Premier Bond Fund

Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Trustees considered information received in connection with the most recent Board approval/continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. The Trustees noted that, although Western Asset’s business is operated through separate legal entities, such as the Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Subadvisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the New Sub-Advisory Agreements between Western Asset and the Subadvisers with respect to the Fund in addition to the information provided by Franklin Templeton in connection with their evaluation of the New Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Subadvisers because Western Asset pays the Subadvisers for services provided to the Fund out of the management fee Western Asset receives from the Fund. In connection with the most recent approval/continuation of each Current Agreement, and in connection with their review of each New Agreement, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The information provided and presentations made to the Trustees encompassed the Fund and all other funds for which the Trustees have responsibility. The discussion below covers both the advisory and the administrative functions rendered by Western Asset, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the New Subadvisory Agreements.

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Management Agreement and the New Subadvisory Agreements. The Independent Trustees also reviewed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of Western Asset and the Subadvisers were present. The Independent Trustees considered the New Management Agreement and the New Subadvisory Agreements separately in the course of their review. In doing so, they noted the respective roles of Western Asset and the Subadvisers in providing services to the Fund.

Western Asset Premier Bond Fund	49

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund by Western Asset and the Subadvisers under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Trustees have received information at regular meetings throughout the past year related to the services rendered by Western Asset in its management of the Fund’s affairs and Western Asset’s role in coordinating the activities of the Fund’s other service providers. The Trustees’ evaluation of the services provided by Western Asset and the Subadvisers took into account the Trustees’ knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of Western Asset and the Subadvisers, and the quality of Western Asset’s administrative and shareholder support services. In addition, the Trustees reviewed the quality of Western Asset’s and the Subadvisers’ services with respect to compliance with the investment policies of the Fund and conditions that might affect Western Asset’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the New Agreements, including its business reputation, financial condition and operational stability. The Trustees observed that the scope of services provided by Western Asset and the Subadvisers, and the undertakings required of Western Asset and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Trustees also noted that on a regular basis they received and reviewed information from Western Asset and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in their evaluation of the New Agreements. The Trustees also considered the risks associated with the Fund borne by Western Asset and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as Western Asset’s and the Subadvisers’ risk management processes.

50	Western Asset Premier Bond Fund

The Trustees considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Trustees also reviewed the qualifications, backgrounds and responsibilities of Western Asset’s and the Subadvisers’ senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Trustees considered the experience of each Adviser’s personnel in providing the types of services that the Adviser is responsible for providing to the Fund; the ability of each Adviser to attract and retain capable personnel; the investment philosophy and research and decision-making processes of the Subadvisers; the capability and integrity of each Adviser’s senior management and staff; and the level of skill required to provide the applicable services to the Fund. The Trustees also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Trustees considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. The Trustees also considered the policies and practices of Western Asset and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. In addition, the Trustees considered management’s periodic reports to the Trustees on, among other things, its business plans and any organizational changes. Based on the foregoing, the Trustees concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that Western Asset and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees received and considered performance information for the Fund as well as for a group of certain comparable leveraged funds in a peer group. The Trustees were provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Fund’s peer group. As in previous reviews, it was noted that while the Trustees found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Trustees also noted that they had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Trustees considered the Fund’s performance in light of overall financial market conditions.

The Trustees noted that the performance of the Fund exceeded its peer group’s average performance for each of the one-, three-, five- and ten-year periods ended December 31, 2019. With respect to the Fund, the Trustees considered the factors involved in the Fund’s performance relative to the performance of the Fund’s peer group.

Western Asset Premier Bond Fund	51

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of Western Asset and Subadvisers to provide those services, and the Trustees concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

The Trustees considered that they had reviewed the Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Trustees considered that the New Agreements do not change the Fund’s management fee rate or the computation method for calculating such fees.

The Trustees also considered the management fee payable by the Fund and the total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by Western Asset’s other U.S. clients investing primarily in an asset class similar to that of the Fund, including separate accounts managed by Western Asset. The Trustees observed that the Fund’s total expenses, whether measured as a percentage of net assets excluding assets attributable to leverage or net assets including assets attributable to leverage, were lower than the average of the funds in its peer group and the management fee paid by the Fund to Western Asset, whether measured as a percentage of net assets excluding assets attributable to leverage or net assets including assets attributable to leverage, was lower than the average of the management fees paid by the funds in its peer group. The Trustees noted that Western Asset did not manage other directly comparable accounts, however the management fee paid by the Fund was generally higher than the fees paid by other clients of the Subadvisers with the most similar investment strategies to the Fund. The Trustees considered that Western Asset was responsible for payment of the management fee to the Subadvisers and that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of the foregoing, the Trustees concluded that the difference in management fees paid by the Fund from those paid to Western Asset with respect to other clients of the Subadvisers was reasonable.

In evaluating the costs of the services to be provided by Western Asset and Subadvisers under the New Agreements, the Trustees considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

52	Western Asset Premier Bond Fund

Taking all of the above into consideration, as well as the factors identified below, the Trustees determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

The Trustees received and considered an analysis of the profitability of Western Asset and its affiliates in providing services to the Fund. The Trustees also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Trustees received information with respect to Western Asset’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of Western Asset and its affiliates was considered by the Trustees not excessive in light of the nature, extent and quality of the services provided to the Fund. The Trustees noted that Western Asset does not have soft dollar arrangements.

The Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

The Trustees noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Trustees noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

The Trustees further evaluated the benefits of the advisory relationship to Western Asset and the Subadvisers, including, among others, the profitability of the relationship to Western Asset and the Subadvisers, the direct and indirect benefits that Western Asset and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between Western Asset, the Subadvisers and Legg Mason Partners Fund Advisor, LLC, the Fund’s administrator. The Trustees considered other benefits received by Western Asset, the Subadvisers and their affiliates as a result of the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of Western Asset and the Subadvisers to the Fund, the Trustees

Western Asset Premier Bond Fund	53

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

considered that the ancillary benefits that Western Asset and its affiliates received are reasonable. In evaluating the fall-out benefits to be received by Western Asset and the Subadvisers under the New Agreements, the Trustees considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements. The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment that they were generally satisfied with the quality of services being provided by Western Asset and the Subadvisers, but they would continue to closely monitor the performance of Western Asset and the Subadvisers. After consideration of all the factors and information, and in the exercise of their business judgment, the Trustees, including the Independent Trustees, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders and approved the New Agreements and recommended that shareholders approve the New Agreements.

54	Western Asset Premier Bond Fund

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Premier Bond Fund was held on May 8, 2020 for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of Trustees

Nominees	For	Withheld
Robert Abeles, Jr.	9,735,026	714,381
Jane F. Dasher	9,759,300	690,107
Anita L. DeFrantz	9,749,252	700,155
Susan B. Kerley	9,763,393	686,014
Michael Larson	9,785,476	663,931
Ronald L. Olson	9,693,506	755,901
Avedick B. Poladian	9,739,155	710,252
William E. B. Siart	9,704,321	745,086
Jaynie Miller Studenmund	9,743,635	705,772
Peter J. Taylor	9,783,184	666,223
Jane E. Trust	9,760,687	688,720

At June 30, 2020, the Trustees of the Fund were Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, Susan B. Kerley, Michael Larson, Ronald L. Olson, Avedick B. Poladian, William E.B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane E. Trust.

Western Asset Premier Bond Fund	55

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

56	Western Asset Premier Bond Fund

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202. Investor Relations Telephone number 1-888-888-0151.

Western Asset Premier Bond Fund	57

Western Asset

Premier Bond Fund

Trustees

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson*

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective March 6, 2020, Mr. Larson became a Trustee.

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Custodian

The Bank of New York Mellon

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

New York Stock Exchange Symbol

WEA

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012842 8/20 SR20-3959

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 26, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 26, 2020